Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Wincash Apolo Gold & Energy, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tsap Wai Ping, President, Chief Executive Officer, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2016

/s/ Tsap Wai Ping
TSAP WAI PING
President, Chief Executive Officer, Secretary, Director

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Wincash Apolo Gold & Energy, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward Low, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2016

/s/ Edward Low
EDWARD LOW
Chief Financial Officer